Exhibit 99.1

MONTEREY BIO ACQUISITION CORPORATION

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Financial Statement:
Balance Sheet as of October 5, 2021	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Monterey Bio Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Monterey Bio Acquisition Corporation (the “Company”) as of October 5, 2021 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of October 5, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2021.

New York, NY

October 12, 2021

MONTEREY BIO ACQUISITION CORPORATION

BALANCE SHEETS

OCTOBER 5, 2021

ASSETS
Current assets
Cash	$689,140
Prepaid expense and other current assets	760,033
Total Current Assets	1,449,173

Cash held in Trust Account	101,337,500
Total Assets	$102,786,673

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accrued offering costs	$10,300
Due to Sponsor	337,500
Total Liabilities	347,800

Commitments (Note 6)

Common stock subject to possible redemption; 10,000,000 shares issued and outstanding	101,000,000

Stockholder’s Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 2,875,000 shares issued and outstanding (excluding 10,000,000 shares subject to possible redemption)(1)	288
Additional paid-in capital	1,439,912
Accumulated deficit	(1,327)
Total Stockholder’s Equity	1,438,873
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$102,786,673

(1)	Includes an aggregate of up to 375,000 shares of common stock subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5 and 8).

The accompanying notes are an integral part of this financial statement.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations

Chardan FinTech Acquisition Corp. (the “Company”) was incorporated in Delaware on July 23, 2020. On April 9, 2021, the Company changed its name to Monterey Bio Acquisition Corporation. The Company is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).

The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of October 5, 2021, the Company had not commenced any operations. All activity for the period from July 23, 2020 (inception) through October 5, 2021 relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on September 30, 2021. On October 5, 2021, the Company consummated the Initial Public Offering of 10,000,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), generating gross proceeds of $100,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 5,000,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant in a private placement to Chardan Monterey Investments LLC (“Chardan Monterey”) (the affiliate of Chardan Capital Markets LLC (“Chardan”) – the representative of the underwriters) and to NorthStar Bio Ventures, LLC (“NorthStar”) (the affiliate of certain of the Company’s officers and directors) (“Chardan Monterey” and “NorthStar” are collectively known as co-Sponsors), generating gross proceeds of $5,000,000, which is described in Note 4.

Transaction costs amounted to $2,584,000, consisting of $2,000,000 of underwriting fees, and $584,800 of other offering costs. In addition, at October 5, 2021, cash of $689,140 was held outside of the Trust Account (as defined below) and is available to pay for offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on October 5, 2021, an amount of $101,000,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Warrants was placed in a trust account (the “Trust Account”), located in the United States and will be held in cash items or invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below.

On October 4, 2021, the underwriter notified the Company of its intent to fully exercise its over-allotment option on October 6, 2021. The Company consummated the sale of an additional 1,500,000 Units, at $10.00 per Unit, and the sale of an additional 450,000 Private Warrants, at $1.00 per Private Warrant, generating total gross proceeds of $15,450,000. A total of $15,150,0000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $116,150,000 as of October 6, 2021 (see Note 8).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (less any deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.10 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s public warrants.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC containing substantially the same information as would be included in a proxy statement prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the initial stockholders have agreed (A) to vote their Founder Shares and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination, (B) not to propose, or vote in favor of, prior to and unrelated to the Initial Business Combination, an amendment to the Company’ certificate of incorporation that would affect the substance or timing of the Company’s redemption obligation to redeem all public shares if the Company cannot complete the Initial Business Combination within 12 months (or up to 21 months, as applicable) unless the Company provides public stockholders the opportunity to redeem their public shares in conjunction with any such amendment, (C) not to redeem any shares (including their Founder Shares) in connection with a stockholder vote to approve the proposed Business Combination or sell any shares back to the Company in a tender offer in connection with the Initial Business Combination, and (D), that the Founder Shares shall not participate in any liquidating distribution upon winding up if the Business Combination is not consummated.

The initial stockholders have agreed (a) to waive their redemption rights with respect to the Founder Shares and Public Shares held by them in connection with the completion of a Business Combination, including their Founder Shares and Public Shares that they have purchased during or after the Initial Public Offering, if any and (b) to waive their rights to liquidating distributions with respect to their Founder Shares if the Company fails to consummate the Initial Business Combination within 12 months (or up to 21 months, as applicable) from the closing of the Initial Public Offering. The initial stockholders who have acquired Public Shares in or after the Initial Public Offering are entitled to receive liquidating distributions with respect to such Public Shares if the Company fails to consummate the Initial Business Combination within the required time period.

The Company will have up to October 5, 2022 (or July 5, 2023, as applicable), 12 months (or up to 21 months, as applicable), from the closing of the Initial Public Offering to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s Private Warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Company’s placing of funds in the Trust Account may not protect those funds from third-party claims against the Company. Although, the Company will seek to have all vendors, service providers (excluding the independent registered public accounting firm), prospective target businesses and other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, such parties may not execute such agreements, or even if they execute such agreements, they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against the Company’s assets, including the funds held in the Trust Account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, the Company’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if the Company’s management believes that such third-party’s engagement would be significantly more beneficial to the Company than any alternative. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts, or agreements with the Company and will not seek recourse against the Trust Account for any reason. Upon redemption of the Public Shares, if the Company was unable to consummate the Initial Business Combination within 12 months (or up to 21 months, as applicable) from the closing of the Initial Public Offering, or upon the exercise of the redemption right in connection with the Business Combination, the Company will be required to provide for payment of claims of creditors that were not waived that may be brought against the Company within the ten years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.10 per Public Share initially held in the Trust Account, due to claims of such creditors.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

NorthStar has agreed to be liable to the Company if and to the extent any claims by a third-party (excluding the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, NorthStar will not be responsible to the extent of any liability for such third-party claims.

Risks and Uncertainties

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a pandemic which continues to spread throughout the United States and the world. As of the date the financial statement was issued, there was considerable uncertainty around the expected duration of this pandemic. The Company has concluded that while it is reasonably possible that COVID-19 could have a negative effect on identifying a target company for a Business Combination, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Liquidity and Management’s Plan

Prior to the completion of the Initial Public Offering, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since completed its Initial Public Offering at which time capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses was released to the Company for general working capital purposes. Accordingly, management has since reevaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations one year from the date of this filing and therefore substantial doubt has been alleviated.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of October 5, 2021.

Cash Held in Trust Account

At October 5, 2021, the assets held in the Trust Account were held in cash.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at October 5, 2021, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of October 5, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Warrant Instruments

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, was conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding. As discussed in Note 7, management concluded that the Public Warrants and Private Warrants issued pursuant to the warrant agreement qualify for equity accounting treatment.

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is for fiscal years beginning after December 15, 2021 and should be applied on a full or modified retrospective basis. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. Management is currently evaluating the impact of adopting ASU 2020-06.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 10,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of common stock and one redeemable warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per whole share (see Note 7).

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, NorthStar purchased 3,750,000 Private Warrants and Chardan Monterey purchased 1,250,000 Private Warrants, in each case, at a price of $1.00 per Private Warrant, for an aggregate purchase price of $5,000,000, in private placements. The co-Sponsors have agreed to purchase up to an aggregate of 450,000 additional Private Warrants, for an aggregate purchase price of up to an additional $450,000 if the over-allotment option is exercised in full or in part by the underwriters (see Note 8). Each Private Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per full share, subject to adjustment (see Note 7).

Note 5 — Related Party Transactions

Founder Shares

On September 18, 2020, Chardan Monterey purchased an aggregate of 5,000,000 shares (the “Founder Shares”) of the Company’s common stock for an aggregate price of $25,000, or $0.005 per share. On May 20, 2021, Chardan Monterey transferred 687,500 Founder Shares back to the Company for no consideration, which shares were cancelled, resulting in an aggregate of 4,312,500 shares of common stock outstanding. On September 1, 2021, the co-Sponsors forfeited an aggregate of 1,437,500 founder shares for no consideration resulting in an aggregate of 2,875,000 shares of common stock outstanding. On May 21, 2021, Chardan Monterey transferred 3,315,625 Founder Shares to NorthStar at a price of $0.006 per share, resulting in Chardan Monterey holding a balance of 996,875 Founder Shares. On May 21, 2021, NorthStar transferred 150,000 Founder Shares to Dr. Satyal, the Company’s Chief Executive Officer, and transferred 35,000 Founder Shares to each of the Company’s directors and director nominees at a price of $0.006 per share, resulting in NorthStar holding a balance of 2,990,625 Founder Shares. On September 1, 2021, NorthStar transferred 1,078,125 Founder Shares back to the Company and Chardan Monterey transferred 359,375 Founder Shares back to the Company, in each case for no consideration, which shares were cancelled. As a result, NorthStar held a balance of 1,912,500 Founder Shares and Chardan Monterey held a balance of 637,500 Founder Shares. The Founder Shares held by the co-Sponsors, officers, and directors are referred to collectively as “Founder Shares” or “Insider Shares”. The Founder Shares include an aggregate of up to 375,000 shares subject to forfeiture to the extent that the underwriter’s over-allotment is not exercised in full or in part, so that the initial stockholders will collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the initial stockholders do not purchase any Public Shares in the Initial Public Offering). As a result of the underwriter’s election to fully exercise its over-allotment option on October 6, 2021, no Founder Shares are currently subject to forfeiture (see Note 8).

All of the Insider Shares issued and outstanding prior to the date of the Initial Public Offering were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the Insider Shares, the earlier of six months or after the date of the consummation of Initial Business Combination and the date on which the closing price of the common stock equals or exceeds $12.50 per share for any 20 trading days within any 30-trading period commencing after the Initial Business Combination, and (2) with respect to the remaining 50% of the Insider Shares, six months after the date of the consummation of Initial Business Combination, or earlier, in either case, if subsequent to the Initial Business Combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which will result in all of the stockholders having the right to exchange their shares for cash, securities, or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (1) to any persons (including their affiliates and stockholders) participating in the private placement of the private warrants, officers, directors, stockholders, employees and members of the co-Sponsors and their affiliates, (2) amongst initial stockholders or to Company’s officers, directors and employees, (3) if a holder is an entity, as a distribution to its partners, stockholders or members upon its liquidation, (4) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is a holder or a member of a holder’s immediate family, for estate planning purposes, (5) by virtue of the laws of descent and distribution upon death, (6) pursuant to a qualified domestic relations order, (7) by certain pledges to secure obligations incurred in connection with purchases of our securities, (8) by private sales at prices no greater than the price at which the shares were originally purchased.

The sale of the Founder Shares to the Company’s Chief Executive Officer, directors and director nominees is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Company has hired a valuation firm to assess using the lattice model, the fair value associated with the Founder Shares granted. The fair value of the 325,000 Founder Shares granted to the Company’s Chief Executive Officer, directors and director nominees was $1,901,250 or $5.85 per share. The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founder Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of June 30, 2021, the Company determined the performance conditions are not considered probable, and, therefore, no stock-based compensation expense has been recognized. Stock-based compensation would be recognized at the date the performance conditions are considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of Founder Shares vested times the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founder Shares.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Related Party Loans

In addition, in order to finance transaction costs in connection with an intended Initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes would be paid upon consummation of a Business Combination, without interest, or, at the lender’s discretion up to $1,500,000 of the notes may be converted upon consummation of a Business Combination into additional Private Warrants to purchase shares of common stock at a conversion price of $1.00 per Private Warrant. Such Private Warrants will be identical to the Public Warrants to be issued at the closing of the Initial Public Offering, except that each Private Warrant is exercisable for one share of common stock at an exercise price of $11.50 per share.

Promissory Note

On April 28, 2021, the Company issued an unsecured promissory note to NorthStar, one of the co-Sponsors (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and payable on the earlier of September 30, 2021 or the consummation of the Initial Public Offering. The outstanding loan of $175,405 was repaid at the time of the Initial Public Offering.

Due to NorthStar

At the closing of the Initial Public Offering on October 5, 2021, NorthStar pre-funded a portion of the proceeds from the sale of the Private Warrants in the amount of $337,500 to the Trust Account, which was not due until October 6, 2021 when the underwriter exercised its full over-allotment option (see Note 8).

Administrative Support Agreement

The Company entered into an agreement, commencing on September 30, 2021 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay NorthStar a total of $10,000 per month for office space, utilities and secretarial and administrative support. However, pursuant to the terms of such agreement, the Company may delay payment of such monthly fee upon a determination by the Company’s Audit Committee that the Company lacks sufficient funds held outside the Trust Account to pay actual or anticipated expenses in connection with a Business Combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of the Initial Business Combination.

Note 6 — Commitments and Contingencies

Registration Rights

Pursuant to a registration and stockholder rights agreement entered into on September 30, 2021, the holders of the Insider Shares issued and outstanding on the date of the Initial Public Offering, Private Warrants (and underlying securities) are entitled to registration and stockholder rights pursuant to an agreement to be signed prior to or on the effective date of Initial Public Offering. The holders of a majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Insider Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Private Warrants (and underlying securities) can elect to exercise these registration rights at any time after the consummation of Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. Notwithstanding the foregoing, Chardan Monterey may not exercise its demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement of which this forms part and may not exercise its demand rights on more than one occasion. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriter a 45-day option from the date of Initial Public Offering to purchase up to 1,500,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. On October 6, 2021, the underwriter’s elected to fully exercise the over-allotment option to purchase an additional 1,500,000 Public Shares at a price of $10.00 per Public Share (see Note 8).

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Related Party Transactions

The Company engaged Chardan as an advisor in connection with the Business Combination. The Company will pay Chardan the marketing fee for such services upon the consummation of the Initial Business Combination in an amount equal to, or in aggregate 3.5% of the gross proceeds of the Initial Public Offering (or $4,025,000), see note 8.

Chardan Monterey, an affiliate of Chardan beneficially owns in excess of 10% of the Company’s issued and outstanding common stock. Because Chardan is an underwriter in the Initial Public Offering and its affiliate owns in excess of 10% of the Company’s issued and outstanding common stock, Chardan is deemed to have a “conflict of interest” under Rule 5121.

Accordingly, the Initial Public Offering was being made in compliance with the requirements of Rule 5121, which requires that a qualified independent underwriter participate in the preparation of, and exercise of the usual standard of due diligence with respect to registration statement. B. Riley Securities, Inc. acted as a qualified independent underwriter for the Initial Public Offering and to undertake the legal responsibilities and liabilities of an underwriter under the Securities Act, specifically including those inherent in Section 11, received $100,000 from the total underwriting discount for serving as qualified independent underwriter in connection with the Initial Public Offering.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Note 7 — Stockholder’s Equity

Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At October 5, 2021, there were no shares of preferred stock issued or outstanding.

Common Stock — The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.0001 per share. At October 5, 2021, there were 2,875,000 shares of common stock issued and outstanding, excluding 10,000,000 shares of common stock subject to possible redemption.

Warrants — Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the warrant holder. The warrants will become exercisable on the later of one year after the closing of the Initial Public Offering or the consummation of a Business Combination. The warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

No warrant will be exercisable for cash, and the Company will not be obligated to issue shares of common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of common stock issuable upon exercise is current and the shares of common stock have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. Under the terms of the warrant agreement, the Company has agreed to use its best efforts to meet the above conditions and to maintain a current prospectus relating to the shares of common stock issuable upon exercise of the warrants until the expiration of the warrants. If the prospectus relating to the shares of common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the Company will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

Redemptions for warrants. The Company may call the warrants for redemption, in whole and not in part, at a price of $0.01 per warrant:

•	at any time while the warrants are exercisable;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder;
•	if, and only if, the reported last sales price of the shares common stock equals or exceeds $16.50 per share, for any 20 trading days within a 30-day trading period ending on the third business day prior to the notice of redemption to warrant holders; and
•	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of the warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for the warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of the Company’s redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If the Company calls the warrants for redemption as described above, its management will have the option to require all holders that wish to exercise the warrants to do so on a “cashless basis”. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” by (y) the fair market value. The “fair market value” shall mean the average reported last sales price of shares of common stock for the ten trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of the warrants. Whether the Company will exercise its option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of shares of common stock at the time the warrants are called for redemption, the Company’s cash needs at such time, and concerns regarding dilutive shares issuances.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend, recapitalization, reorganization, merger, or consolidation. In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issued price of less than $9.20 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the Market Value is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $16.50 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 165% of the higher of the Market Value and the Newly Issued Price.

The Private Warrants will be identical to the Public Warrants underlying the Units being sold in the Initial Public Offering, except that each Private Warrant is exercisable for one share of common stock at an exercise price of $11.50 per share. The Private Warrants and any shares of common stock issued upon exercise thereof are subject to transfer restrictions pursuant to lock-up provision in a letter agreement with the Company to be entered into by the co-Sponsors, officers, directors, and Chardan. Those lock-up provisions provide that such securities are not transferable or salable until 30 days after the completion of the Initial Business Combination, except to conditions as set forth in the agreement.

MONTEREY BIO ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

On October 6, 2021, the underwriter fully exercised its over-allotment option, resulting in the sale of an additional 1,500,000 Units issued for an aggregate amount of $15,000,000. In connection with the underwriter’s full exercise of its over-allotment option, the Company also consummated the sale of an additional 450,000 Private Warrants at $1.00 per Private Warrant, generating total proceeds of $450,000.

Transaction costs associated with the underwriter’s full exercise of its over-allotment option amounted to $300,000, consisting of additional underwriting fees. A total of $15,150,000 was subsequently deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $116,150,000 on October 6, 2021.

As a result of the underwriter’s election to fully exercise its over-allotment option, a total of 375,000 Founder Shares are no longer subject to forfeiture.